Supplement Dated July 1, 2010
To The Statement of Additional Information
Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective June 25, 2010, please remove all references to Geoffrey Keeling and Robert Shoss for the JNL/AIM Large Cap Growth Fund.

Effective June 25, 2010, on pages 84-85, please delete the tables for Geoffrey Keeling and Robert Shoss, each in its entirety, in the section entitled “Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest” and replace said sections with the following:

JNL/AIM Large Cap Growth Fund
Ido Cohen	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	0	$0
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Eric Voss	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	0	$0
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Effective June 25, 2010, on page 87, please delete the tables for Geoffrey Keeling and Robert Shoss, each in its entirety, in the section entitled “Security Ownership of Portfolio Managers for the JNL/AIM Large Cap Growth Fund**” and replace said sections with the following:

Security Ownership of Portfolio Managers for the JNL/AIM Large Cap Growth Fund**

Security Ownership of Portfolio Managers	Ido Cohen	Eric Voss
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

This Supplement is dated July 1, 2010.

(To be used with V3180 05/10 and V3180PROXY 05/10.)

CMX5851 07/10